April 2010

Disclaimer
 "Safe Harbor" statement under the Private Securities Litigation Reform Act of
 1995:
 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the Company's operations, financial performance and condition. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements.
 The Company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including those discussed in the Company's reports filed with the Securities and Exchange Commission from time to time. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
 No securities regulatory authority has either approved or disapproved the contents of this presentation.

Equity Snapshot
* Adjusted to exclude stock option amortization expense
Figures as of April 30, 2010
Symbol:	SNBP.OB
Price:	$0.23
Market Cap:	$27.0 million
Shares Outstanding:	117,587,608
Fiscal Year End	May 31
Fiscal 2009 Revenue:	$3.85 million
Fiscal 2009 Net Income:*	$0.76 million
Projected Fiscal 2010 Revenue:	$7.7 million
Projected Fiscal 2010 Net Income:	$3.5 million

Investment Highlights
Profitable, Fast Growing Chinese Specialty Pharmaceutical Company
Multiple commercialized and pipeline products in muscle relaxant and cardiovascular markets drive sustainable revenue and profit growth
Fiscal 2010 guidance (fiscal year ending May 2010)
 $7.7m revenues (103% revenue increase over prior year)
 $3.5m net income, $0.03 EPS
High Margin Commercial Business
Lead product KuTai uniquely differentiated as only muscle relaxant stored at room temperature
 Current gross margin above 70% and net margin above 40%
 Expected sales of $7.3 million in fiscal 2010 (100% increase over prior year)
Strong YiTai product launch in the cardiovascular ACE inhibitor market
 Market exclusivity and price premium as first-to-market product
 Expected sales of $4 million in fiscal 2011 (launched in fiscal Q3:2010)
Robust Product Pipeline
Commercializing two new products in current year: cardiovascular and parenteral nutrition
Six additional drugs under development

Profitable, Fast
Growing Specialty
Pharma

Historical & Forecast Revenue and Net Profit ($in millions)
Revenue
Net profit
$21.0
$13.6
$9.4
$7.7
$6.1
$3.8
$3.5
$1.8
$0.8
2008
2009*
2010(E)
2011(E)
2012(E)

Sino biopharma
东英药业

Outstanding Financial Performance
*The net income number excludes the stock option amortization charge

Corporate Overview
A fully integrated specialty pharmaceutical
company established in 2004 in Nantong,
Jiangsu. Headquartered in Nanjing, Jiangsu.
Listed on OTCBB in 2008.
Specializing in muscle relaxant and
cardiovascular drugs; each category has
total global market of more than $1 billion.
Four marketed products and six major new products in pipeline planned for commercialization.
SFDA GMP-certified production facilities and established distribution network.

Competitive Advantages
Expanding in fast-growing Chinese healthcare market
Government support includes no-interest loan, tax advantages for five years, and high-tech corporation benefits
Strong R&D team lead by our Chairman & CEO Dr. Lee Huang, who headed research team at Bayer Pharmaceutical (USA) for more than 12 years
Proprietary technology enables low cost, high quality API and innovative formulations for unstable drugs
Experience with Chinese FDA expedites fast approval of first-to-market (FTM) drugs

China Market Opportunity
Population of 1.3 billion consumers with increasing disposable incomes
Chinese government will spend RMB124 billion in the next three years on healthcare reform
China’s entire drug market estimated at $122B in 2008; projected to be the 5th largest pharmaceutical market by 2010 and the largest by 2050
Expanding government-backed healthcare policies and reimbursement systems
Growing elderly population is accelerating demand for drugs for seniors
11% of population is over 60 years old; to reach approximately 30% by 2045

High Margin Business Model (>65%)

Sino biopharma
东英药业

Drug Selection Criteria
Development
Commercialization
Distribution →Increasing Market Share
Established networks, Sales infrastructure expansion
>$1B global sales
High-incidence,
high-mortality
diseases
Potential market
exclusivity
New drugs
First-to-market
branded generic and
innovative drugs
Experience with
SFDA process
GMP certified
manufacturing
lines
Launch/marketing
expertise
High margin/low
cost provider
High Margin Business Model (>65%)

Marketed Products

Muscle Relaxant

Cardiovascular Drug

CLINDAMYCIN HYDROCHLORIDE FOR INJECTION

Antibiotic

Sinopharma
东英药业

KuTai ®
(cisatracurium)
YiTai ®
(perindopril)
KeSu ®
(Clindamycin)
Gueran ®
(L-alanyl-L-
glutamine)
Parenteral
Nutrition
Marketed Products

Market for Muscle Relaxants
Muscle relaxants used in major surgery with anesthesia and pain suppression
Total Chinese muscle relaxant market has 25% CAGR due to increase in general anesthesia surgeries
Total market value in China is over RMB 1 billion (~$130 million)
Four main types of muscle relaxants in use; KuTai (Cisatracurium) has the fewest and mildest side effects
Market numbers demonstrate Cisatracurium category is rapidly replacing other muscle relaxants; will soon lead all muscle relaxants currently in use
Two Competitors (Jingsu Hengrui & GSK); both have lower sales; KuTai is the leader in Cisatracurium category for total sales

10 瓶装
注射用顺苯磺酸阿曲库铵
CISATRACURIUM BESYLATE FOR INJECTION
东英（江苏）药业有限公司

Our Product -KuTai
Launched in 2007, KuTai is sales leader in
Cisatracurium category in Chinese market
World’s first to be stored at room temperature;
convenient for surgeons

Safer, more stable and more effective than
other relaxants
Much lower cost in China compared to Nimbex,
made by GSK
Sales revenue from KuTai was $3.6 million in FY
2009 and $1.4 million in FY 2008; an increase of
157%
Expected sales revenue in FY 2010 is $7.3
million, an increase of 100%

Market for Cardiovascular Drugs
Cardiovascular (CV) disease is leading cause of death in the U.S.
Causes an estimated 17.5 million deaths globally every year; about one third of total annual deaths
According to American Decision Resources research, total Chinese market in
2010 for cardiovascular drug is $800 million
Multiple drugs for treatment of cardiovascular disease in Chinese market;
effectiveness varies by patient types
Main competitor in Chinese market is Acertil from French company Servier

国药准字H20093504
培哚普利片
Perindopril Tablets
东英(江苏)药业有限公司
国药准字H20093504
培哚普利片
Perindopril Tablets
东英(江苏)药业有限公司

Sinobiopharma
东英药业

Our Product --YiTai
Launched in third quarter of FY 2010,
estimated sales for FY 2011 is $4 million
A first-to-market drug for which SNBP
enjoys market exclusivity
Chinese health insurance covers drug
For some patients, more effective when taken
with other cardiovascular drugs
Protects blood vessels and kidneys

DY Harbin
DY Changchun
DY Shenyang
Beijing DY
Urumqi DY
Huhehaote DY
DY Yinchuan
DY Tianjin
Jinan
DY Shijiazhuang
DY
Qingdao
Xining DY
DY Lanzhou
Xian DY
DY Zhengzhou
DY
DY Shanghai
DY
Lasa DY
Chengdu DY
Wuhan DY
DY Hangzhou
Chongqing DY
DY Nanchang
Changsha DY
Guiyang DY
DY Fuzhou
DY Nanning
DY Guangzhou
DY Kunming
DY Haikou

Sino biopharma
东英药业

Extensive Distribution Network
Established nationwide sales and marketing network through distributors
Sales force covering all regions
Long-term relationships with hospitals and doctors
Distributes products in 30 provinces and
key major cities
For Dong Ying China

Robust Product Pipeline
Eplerenone
• Cardiovascular drug for high blood pressure and vascular disease
• No comparable drug produced and marketed in China
• First company to receive approval for clinical trials
Rocuronium
• Fast-acting, injectable muscle relaxant drug
• Can be used in cocktail with KuTai; recognized by doctors
Gantacurium Chloride
• Ultra short acting, rapid onset muscle relaxant
• New generation drug; not yet produced anywhere
Clevidipine Butyrate
• Rapidly reduces blood pressure; controls blood pressure in patients with acute hypertension when use of oral therapy is neither feasible nor desirable
Diapeptide
• Promotes more rapid healing of surgical incisions
• SFDA approval secured
• Company’s third “First to Market” drug
Memantine
• Treats symptoms of Alzheimer’s disease
• SFDA approved for Phase II Clinical Trials

R&D Partnerships
Nanjing University
China Pharmaceutical University
Nanjing Medical University
Cornell University
Strong R&D
Top tier R&D team lead by Dr. Lee Huang
Patented technology and production provide highest quality and safety levels for our products
Long-term cooperative relationships with a number of world class research institutions and universities in both China and USA
Access to advanced research lab and devices

Modern, Scalable Manufacturing Facilities
3,000 sq. meter SFDA GMP-certified production facilities
Location in Nantong Economic & Technology Development Zone confer extensive tax benefits
6 GMP-Certified Production Lines of tablet, capsule, injectable, granule, dry power, and chemical ATPs
50% capacity used at current production levels

Financials Show Strong Growth

($ in thousands)	Feb. 28, 2010 (Q3 FY 2010)	May 31, 2009 (FY 2009)
Cash & Cash Equivalents	$ 790	$ 891
Total Current Assets	$ 3,267	$ 1,692
Total Assets	$ 11,415	$ 5,956
Total Current Liability	$ 2,757	$ 5,179
Owner’s Equity	$ 8,658	$ 777
Balance Sheet Highlights

Income Statement Highlights
($ in thousands)	Q1 FY 2010 (Ends Aug 31, 09)	Q2 FY 2010 (Ends Nov. 30, 09)	Q3 FY 2010 (Ends Feb. 28, 10)	Nine Months of FY 2010 (Ends Feb. 28, 10)
Revenue	$ 1,293	$ 2,137	$ 1,993	$ 5,425
Gross Income	$ 963	$ 1,720	$ 1,612	$ 4,295
Gross Margin	74%	80%	81%	79%
Operating expenses	$ 671	$ 596	$ 593	$ 1,860
Operating Income	$ 292	$ 1,124	$ 1,019	$ 2,435
Net Income	$ 237	$ 1,074	$ 941	$ 2,252
Net Margin	18%	50%	47%	42%

Short, Medium and Long-Term Growth Strategy
Leverage patented technology for fast, low-cost drug synthesis and new drug formulation
Short-term focus on launching high margin, new drugs to Chinese and other large markets
Medium-term focus on exporting API to U.S. market
Long-term focus on applying the technology platform to identify candidate compounds from Traditional Chinese Medicines
Become the “Chinese Teva Pharma”

Experienced Management Team
Lee Huang, Ph. D Chairman & Chief Executive Officer
More than 12 years research and managerial experience at Bayer Pharmaceutical, USA
Published more than 30 peer-reviewed articles in scientific journals
Holds numerous patents
Earned Ph.D. in Chemistry, Iowa State University, 1987; B.S. Organic Chemistry, Nanjing University, 1981
James Mu, CPA Director & Chief Financial Officer
Director of China Infrastructure Investment Corporation (Nasdaq: CIIC)
Former Chief Financial Officer of Jingwei International Limited (OTCBB: JNGW.OB)
B.S. Hebei University of Science and Technology (Chemical Engineering)
M.B.A. Baruch College, City University of New York
Xuejun Chen Director & Vice President
Former Vice-President of sales at Nanjing Langkun Medicine Co., Ltd.
Marketing Director of Jiangsu Province for both Xiamen Beidazhilu Biotech Co., Ltd. and Shanxi Dongshen
Medicine Co., Ltd.
M.B.A. Nanjing University, 2007; B.S. Lanzhou University

Attractive Valuation
Peer Group Analysis
Sinobiopharma (SNBP-OCT:BB)
Company Name and Symbol	Price Per Share*	Market Cap*	P/E Forward 12 Months	Est. Revenue Growth	Price/Sales Estimate (2011)*
Sinobiopharma (SNBP-OTC:BB)	$ 0.24	$ 28.2M	4.8	71%	2.07
Wuxi Pahrmaceutical (WX-NYSE)	$ 17.24	$1,200.5M	18.2	22%	4.06
Sinovac Biotech (SVA-NASDAQ)	$ 3.96	$ 214.6M	8.5	-17%	2.62
China Sky One Medical (CSKI-NASDAQ)	$ 12.50	$ 210.9M	6.1	31%	1.59
China Pharma Holdings (CPHI-NYSE AMEX)	$ 2.82	$ 122.1M	5.3	8%	1.90
*Market Data as of 5/26/10

Investment Summary
Profitable, Fast Growing Specialty Pharmaceutical Company
High Margin Business with Robust Market Opportunities
Strong R & D Creating Rich Product Pipeline
Scalable Production Capacity
Nationwide Distribution Network
Solid Fundamentals
Multiple Competitive Advantages
Extensive Industry Relationships
Attractive Valuation
Experienced management Team that can Execute a Comprehensive
  Multi-tier Growth Strategy

Contact Information
Transfer Agent
Empire Stock Transfer Inc.
1859 Whitney Mesa Dr.
Henderson, NV 89014
Auditors
Bernstein & Pinchuk LLP
New York Office
Seven Penn Plaza
Suite 830
New York, New York 10001
Tel: 212-279-7900
Beijing Office
RM. 610, Tower E1, Oriental Plaza
No.1 East Chang An Avenue
Dong Cheng District
Beijing, China 100738
Tel: 86-10-85187992
Legal Counsel
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Tel: 212-930-9700
Investor Relations Contact
James Mu, CFO
Tel: 86.25.5806.1579
Email:xjmu@sinobiopharma.com

Thank You!
Sinobiopharma, Inc.
OTC BB: SNBP
Dong Ying (Jiangsu) Pharmaceutical Co., Ltd.
2 Huangpu Road,
Nanjing, Jiangsu Province 210000
People's Republic of China
Tel: 86.25.5806.1579 Fax: 86.25.8320.2848
www.sinobp.com